EXHIBIT #10.106

GUARANTY AGREEMENT

Borrowers:
Tarrant Company Limited (“TCL”), Marble Limited (“ML”) and Trade Link Holdings Limited (“TLHL”), each corporations organized under the laws of Hong Kong (TCL, ML and TLHL may hereinafter be referred to collectively as “Borrowers” and individually as “Borrower”)

WHEREAS, the undersigned has requested that UPS CAPITAL GLOBAL TRADE FINANCE CORPORATION in its capacity as agent for itself and a syndicate of lenders (herein called “Lender”) extend credit or make certain financial accommodations to Borrowers, or renew or extend, in whole or in part, existing indebtedness or financial accommodations of Borrowers to Lender, and Lender has extended credit or extended or renewed existing indebtedness or made financial accommodations and/or may in the future extend credit or extend or renew existing indebtedness or make certain financial accommodations by reason of such request and in reliance upon this guaranty;

NOW, THEREFORE, in consideration of such credit extended or renewed and/or to be extended or renewed or such financial accommodations made or to be made in its discretion by Lender to Borrower (whether to the same, greater or lesser extent than any limit, if applicable, of this guaranty), and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the undersigned hereby unconditionally guarantees to Lender the punctual payment when due, whether by acceleration or otherwise, and at all times thereafter, of all “Obligations” of Borrowers, or any of them, to Lender (herein called the “Obligations”), as that term “Obligations,” is defined and described in that certain Syndicated Letter of Credit Facility Agreement, dated as of May 31, 2002, among Borrowers, the financial institutions party thereto as lenders, and Lender as it may be modified, amended or expanded from time to time (the “Loan Agreement”). References herein to Borrowers, or any of them, shall be deemed to include, without limitation, any successor corporations to such Borrower or Borrowers. Any other capitalized terms used herein, but not expressly defined herein, shall have the meanings given to such terms in the Loan Agreement.

The undersigned consents that, at any time, and from time to time, either with or without consideration, the whole or any part of any security now or hereafter held for any Obligations may be substituted, exchanged, compromised, impaired, released, or surrendered with or without consideration; the time or place of payment of any Obligations or of any security thereof may be changed or extended, in whole or in part; Borrowers, or any of them, may be granted indulgences generally; any of the provisions of any note or other instrument evidencing any Obligations or any security therefor may be modified or waived; any party liable for the payment thereof (including but not being limited to any co-guarantor) may be granted indulgences or released; neither the termination of existence, bankruptcy nor lack of authority of Borrowers, or any of them, or any one or more of the guarantors, including any of the undersigned, shall affect the continuing obligation of any other guarantor, including any of the undersigned, and that no claim need be asserted against the personal representative, guardian, custodian, trustee or debtor in bankruptcy or receiver of any deceased, incompetent, bankrupt or insolvent guarantor; any deposit balance to the credit of Borrowers, or any of them, or any other party liable for the payment of the Obligations or liable upon any security therefor may be released, in whole or in part, at, before and/or after the stated, extended or accelerated maturity of any Obligations; and Lender may release, discharge, compromise or enter into any accord and satisfaction with respect to any collateral for the Obligations, or the liability of Borrowers, or any of them, or any of the undersigned, or any liability of any other person primarily or secondarily liable on any of the Obligations, all without notice to or further assent by the undersigned, who shall remain bound hereon, notwithstanding any such exchange, compromise, surrender, extension, renewal, acceleration, modification, indulgence, release, discharge or accord and satisfaction.

Without limiting any of the foregoing, upon demand by Lender, made at any time hereafter during which an “Event of Default” (as that term is defined and described in the Loan Agreement) has occurred and is continuing, the undersigned agrees to pay to Lender upon demand the full amount which would be payable hereunder by the undersigned if all such Obligations were then due and payable.

The undersigned expressly waives: (a) notice of acceptance of this guaranty and of all extensions or renewals of credit or other financial accommodations to Borrowers, or any of them; (b) presentment and demand for payment of any of the Obligations; (c) protest and notice of dishonor or of default to the undersigned or to any other party with respect to any of the Obligations or with respect to any security therefor; (d) any invalidity or disability in whole or in part at the time of the acceptance of, or at any time with respect to, any security for the Obligations or with respect to any party primarily or secondarily liable for the payment of Obligations to Lender; (e) the fact that any security for the Obligations may at any time or from time to time be in default or be inaccurately estimated or may deteriorate in value for any cause whatsoever; (f) any diligence in the creation or perfection of a security interest or collection or protection of or realization upon the Obligations or any security therefor, any liability hereunder, or any party primarily or secondarily liable for the Obligations or any lack of commercial reasonableness, except to the extent required by applicable law, in dealing with any security for the Obligations; (g) any duty or obligation on the part of Lender to ascertain the extent or nature of any security for the Obligations, or any insurance or other rights respecting such security, or the liability of any party primarily or secondarily liable for the Obligations, or to take any steps or actions to safeguard, protect, handle, obtain or convey information respecting, or otherwise follow in any manner, any such security, insurance or other rights; (h) any duty or obligation of Lender to proceed to collect the Obligations from, or to commence an action against, Borrowers, or any of them, any other guarantor, or any other person, or to resort to any security or to any balance of any deposit account or credit on the books of Lender in favor of Borrowers, or any of them, or any other person, despite any notice or request of the undersigned to do so; (i) any rights of the undersigned pursuant to Official Code of Georgia Section 10-7-24 or any similar or subsequent law; (j) the right to assert any of the benefits under any statute providing appraisal or other rights which may reduce or prohibit any deficiency judgments in any foreclosure or other action; (k) all other notices to which the undersigned might otherwise be entitled; and (l) demand for payment under this guaranty.

This is a guaranty of payment and not of collection.    The liability of the undersigned on this guaranty shall be continuing, direct and immediate and not conditional or contingent upon either the pursuit of any remedies against Borrowers, or any of them, or any other person or foreclosure of any security interests or liens available to Lender, its successors, endorsees or assigns. Lender may accept any payment(s), plan for adjustment of debts, plan of reorganization or liquidation, or plan of composition or extension proposed by, or on behalf of, Borrowers, or any of them, or any other guarantor without in any way affecting or discharging the liability of the undersigned hereunder. If the Obligations are partially paid, the undersigned shall remain liable for any balance of such Obligations. This guaranty shall be revived and reinstated in the event any payment received by Lender on any Obligation is required to be repaid or rescinded under present or future federal or state law or regulation relating to bankruptcy, insolvency or other relief of debtors.

The undersigned further agrees to deliver promptly to Lender such information concerning the financial condition of the undersigned as Lender may request from time to time, to include, in any event, annually, by April 1 of each year, a balance sheet of the undersigned as of the last day of the preceding calendar year (including therein all known contingent liabilities).

The undersigned expressly represents and acknowledges that any loans or other financial accommodations by Lender to Borrowers, or any of them, are and will be to the direct interest and advantage of the undersigned.

Lender may, without notice of any kind to the undersigned, sell, assign or transfer all or any of the Obligations in accordance with the terms of the Loan Agreement, and in such event each and every immediate and successive assignee, transferee, or holder of all or any of the Obligations shall have the right to enforce this guaranty, by suit or otherwise, for the benefit of such assignee, transferee or holder, as fully as if such assignee, transferee or holder were herein by name specifically given such rights, powers and benefits, but Lender shall have an unimpaired right, prior and superior to that of any such assignee, transferee or holder, to enforce this guaranty for the benefit of Lender, as to so much of the Obligations as it has not sold, assigned or transferred.

No delay or failure on the part of Lender in the exercise of any right or remedy shall operate as a waiver thereof, and no single or partial exercise by Lender of any right or remedy shall preclude other or further exercise thereof or the exercise of any other right or remedy.

For purposes of this guaranty, the term “Obligations” shall include all “Obligations” as that term is defined in the Loan Agreement, notwithstanding any right or power of Borrowers, or any of them, or anyone else to assert any claim or defense as to the invalidity or unenforceability thereof, and no such claim or defense shall impair or affect the obligations and liabilities of the undersigned hereunder. Without limiting the generality of the foregoing, this guaranty covers all Obligations purporting to be made on behalf of such Borrowers by any officer or agent of the same, without regard to the actual authority of such officer or agent.

To the extent not prohibited by law, the undersigned hereby grants to Lender a security interest in and security title and hereby assigns, pledges, transfers and conveys to Lender any balance or deposit accounts of the undersigned, whether such accounts be general or special, or individual or multiple party, and upon all drafts, notes, or other items deposited for collection or presented for payment by the undersigned with Lender, exclusive of any such property in the possession or control of Lender as a fiduciary other than as agent, and Lender may at any time, without demand or notice, appropriate and apply any of such to the payment of any of the Obligations, as and when due, except for other indebtedness, obligations and liabilities owing to Lender.

Any amount received by Lender from whatever source and applied by it toward the payment of the Obligations shall be applied in such order of application as Lender may from time to time elect.

This guaranty shall bind and inure to the benefit of Lender, its successors and assigns, and likewise shall bind and inure to the benefit of the undersigned, his heirs, executors, administrators, successors and assigns. If more than one person shall execute this guaranty or a similar, contemporaneous guaranty, the term “undersigned” shall mean, as used herein, all parties executing this guaranty and such similar guaranties and all such parties shall be liable, jointly and severally, one with the other with Borrowers, or any of them, for each of the undertakings, agreements, obligations, covenants and liabilities provided for herein with respect to the undersigned. This guaranty contains the entire agreement and there is no understanding that any other person shall execute this or a similar guaranty. Furthermore, no course of dealing between the parties, no usage of trade, and no parol or extrinsic evidence shall be used to supplement or modify any terms of this guaranty; nor are there any conditions to the complete effectiveness of this guaranty.

This guaranty shall be deemed accepted by Lender in the State of Georgia. The parties agree that this guaranty shall be deemed, made, delivered, performed and accepted by Lender in the State of Georgia and shall be governed by the laws of the State of Georgia. Wherever possible each provision of this guaranty shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this guaranty shall be prohibited by or invalid under such law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this guaranty.

The undersigned (a) submits to personal jurisdiction in the State of New York, the courts thereof and any United States District Court sitting therein, for the enforcement of this guaranty, (b) waives any and all personal rights under the law of any jurisdiction to object on any basis (including, without limitation, inconvenience of forum) to jurisdiction or venue within the State of New York for the purpose of litigation to enforce this guaranty, (c) agrees that service of process may be made upon the undersigned by first class mail, postage prepaid, addressed to the undersigned at the latest address of the undersigned known to Lender (or at such other address as the undersigned may specify for such purpose by notice to Lender) and (d) to the extent permitted by law, waives trial by jury in any action or proceeding with respect hereto. Nothing herein contained, however, shall prevent Lender from bringing any action or exercising any rights against any security and against Borrowers, or any of them, and against any assets of Borrower, within any other state or jurisdiction.

The undersigned hereby expressly waives, for Lender’s benefit and the benefit of Borrowers, or any of them, and any other guarantor, maker or endorser of the Obligations, until the termination of this guaranty and the full payment of the Obligations any and all claims or actions against Borrowers, or any of them, any other guarantor, maker or endorser of the Obligations and any and all rights of recourse against any property or assets of Borrowers, or any of them, any other guarantor, maker or endorser of the Obligations (including, without limitation, any security for the Obligations) arising out of or related to any payment made by the undersigned under this guaranty, including, without limitation, any claim of the undersigned for subrogation, reimbursement, exoneration or indemnity that the undersigned may have against Borrowers, or any of them, or any other guarantor, maker or endorser of the Obligations and any benefit of, and any other right to participate in, any security for the Obligations or any guaranty of the Obligations now or hereafter held by Lender.

The undersigned agrees, in the event that this Guaranty is enforced or collected by law or through an attorney at law, to pay all costs of collection actually incurred by Lender, including, without limitation, attorneys’ fees.

Notwithstanding anything herein to the contrary, to the extent that the undersigned makes any payment on the Obligations which, within twelve (12) months of the date of such payment, is subsequently invalidated, declared to be fraudulent, avoidable or preferential, set aside or is required to be repaid to a trustee, receiver, the estate of such undersigned or any other party under any bankruptcy act, state or Federal law, common law or equitable cause (such payment being hereinafter referred to as a “Voided Payment”), then to the extent of such Voided Payment that portion of the Obligations which had been previously satisfied by such Voided Payment shall be revived and continue in full force and effect as if such Voided Payment had never been made. In the event that a Voided Payment is sought to be recovered from Lender, an “Event of Default” under the Loan Agreement shall be deemed to have occurred and to be continuing from the date of such recovery from Lender of such Voided Payment until the full amount of such Voided Payment is fully and finally restored to Lender and until such time the provisions of this Guaranty, and the guaranty provided herein, shall be in full force and effect.

The undersigned waives all rights and defenses arising out of an election of remedies by Lender, even though that election of remedies, such as a nonjudicial foreclosure with respect to security for a guaranteed obligation, has destroyed Lender’s rights of subrogation and reimbursement against Borrowers or the undersigned, or any of them, by the operation of Section 580(d) of the California Code of Civil Procedure or otherwise.

The undersigned waives all rights and defenses that the undersigned may have because the Obligations are secured by real property. This means, among other things: (i) Lender may collect from the undersigned without first foreclosing on any real or personal property collateral pledged by any other obligor; (ii) If Lender forecloses on any real property collateral pledged by any other obligors: (A) the amount of the Obligations may be reduced only by the price for which that collateral is sold at the foreclosure sale, even if the collateral is worth more than the sale price and (B) Lender may collect from the undersigned even if Lender, by foreclosing on the real property collateral, has destroyed any right the undersigned may have to collect from the other obligors. This is an unconditional and irrevocable waiver of any rights and defenses the undersigned may have because the Obligations are secured by real property. These rights and defenses include, but are not limited to, any rights or defenses based upon Section 580a, 580b, 580d or 726 of the California Code of Civil Procedure.

Notwithstanding anything herein to the contrary, the maximum liability for the undersigned under this Guaranty shall not exceed $5,000,000; provided that if the Loan Agreement is renewed or extended by Lender in its discretion beyond the first anniversary of this Guaranty and the published earnings for the fiscal year ending December 31, 2002 with respect to Tarrant Apparel Group, a California corporation, equal or exceed $0.40 per share, the maximum liability for the undersigned under this Guaranty shall be reduced to $3,000,000.

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IN WITNESS WHEREOF, the undersigned has executed this guaranty under seal, as of May 30, 2002.

“GUARANTOR”
Signed and delivered in the presence of:

	By:	/s/ GERARD ROSE
Gerard Rose (alias Gerard Guez)

Notary Public: Antonio Silva Jr.

My Commission Expires: March 8, 2006

[NOTARY SEAL]

Accepted: UPS CAPITAL GLOBAL TRADE FINANCE CORPORATION, as Agent

By:	/s/ SANJEEV CHOPRA
Sanjeev Chopra Business Development

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